CERTIFICATION

I, Jeffrey W. Flannery, certify the following:

1. I have reviewed this amendment no. 1 to annual report on Form 10-KSB of The Jackson Rivers Company;

2. Based on my knowledge, this amendment no. 1 to annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial included in this amendment no. 1 to annual report, fairly present in all material respects the financial condition, results of operations and cash flows of The Jackson Rivers Company as of, and for, the periods presented in this annual report;

4. The Jackson Rivers Company's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for The Jackson Rivers Company and we have done the following:

      a. such disclosure controls and procedures, or caused disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to The Jackson Rivers Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this amendment no. 1 to annual report is being prepared;

      b. such internal control over financial reporting, or such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      c. the effectiveness of The Jackson Rivers Company's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      d. in this annual report any change in The Jackson Rivers Company's internal control over financial reporting that occurred during The Jackson Rivers Company's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, The Jackson Rivers Company's internal control over financial reporting; and

5. The Jackson Rivers Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to The Jackson Rivers Company's auditors and the audit committee of The Jackson Rivers Company's board of directors:

      a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect The Jackson Rivers Company's ability to record, process, summarize and report financial information; and

      b. any fraud, whether or not material, that involves management or other employees who have a significant role in The Jackson Rivers Company's internal control over financial reporting.

May 26, 2006                                     /s/ Jeffrey W. Flannery
                                                 --------------------------
                                                 Jeffrey W. Flannery
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)